UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

June 5, 2018 (May 10, 2018)
Date of Report (Date of earliest event reported)

THE E.W. SCRIPPS COMPANY
(Exact name of registrant as specified in its charter)

Ohio	0-16914	31-1223339
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

312 Walnut Street Cincinnati, Ohio	45202
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (513) 977-3000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

THE E.W. SCRIPPS COMPANY
INDEX TO CURRENT REPORT ON FORM 8-K/A

Item No.		Page

5.07	Submission of Matters to a Vote of Security Holders	3

Explanatory Note

This Current Report on Form 8-K/A is being filed by The E.W. Scripps Company (the "Company") as an amendment (the "Amendment") to the Current Report on Form 8-K that the Company filed with the Securities and Exchange Commission on May 16, 2018 to announce the preliminary results of the Company's Annual Meeting of Shareholders held on May 10, 2018 (the "Annual Meeting"). This Amendment is being filed to disclose the final certified voting results received from IVS Associates, Inc. ("IVS"), the independent inspector of elections for the Annual Meeting.

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 31, 2018, IVS delivered its final vote tabulation that certified the voting results for each of the matters set forth below that were submitted to a vote at the Annual Meeting.

As of the close of business on March 16, 2018, the record date for the Annual Meeting, the Company had 69,729,158 Class A Common Shares and 11,932,722 Common Voting Shares that were outstanding and entitled to vote. Based on the final voting results from IVS, at the Annual Meeting, the holders of 66,050,593 shares of the Company's Class A Common Shares and holders of 11,665,389 shares of the Common Voting Shares were represented in person or by proxy, representing more than 95 percent of the shares entitled to be voted.

The final voting results from IVS for the proposals presented at the Annual Meeting are as follows:

Proposal 1 - Election of Directors

The Company's Board of Director Nominees

	In Favor	Authority Withheld

Directors elected by holders of Class A Common Shares:
Lauren R. Fine	42,057,723	241,329
Roger L. Ogden	32,855,866	7,433,347
Kim Williams	41,422,776	876,275
Directors elected by holders of Common Voting Shares:
Charles L. Barmonde	11,665,389	—
Richard A. Boehne	11,665,389	—
Kelly P. Conlin	11,665,389	—
John W. Hayden	11,665,389	—
Anne M. La Dow	11,665,389	—
R. Michael Scagliotti	11,665,389	—
Adam P. Symson	11,665,389	—

GAMCO's Nominees

	In Favor	Authority Withheld

Directors elected by holders of Class A Common Shares:
Colleen Birdnow Brown	15,638,368	8,113,173
Raymond H. Cole	15,286,468	8,465,073
Vincent L. Sadusky	25,749,695	11,684

Based on the final results from IVS, the ten directors elected at the meeting were: Lauren R. Fine, Roger L. Ogden, Kim Williams, Charles L. Barmonde, Richard A. Boehne, Kelly P. Conlin, John W. Hayden, Anne M. La Dow, R. Michael Scagliotti and Adam P. Symson.

Proposal 2 - Executive Compensation - "Say-on-pay"

The holders of Common Voting Shares held an advisory (non-binding) vote on executive compensation of named executive officers:

In Favor	Against	Abstain

11,665,389	—	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE E.W. SCRIPPS COMPANY

BY:	/s/ Douglas F. Lyons
Douglas F. Lyons
Senior Vice President, Controller and Treasurer
(Principal Accounting Officer)
Dated: June 5, 2018

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